Urbanalien Reporting:3 Months; April 6 - July 16, 2002
                           Summary Page

             Network

Urbanalien              12 kiosks
Network

UA/Cineplex             10 kiosks
Network

UA/Galaxy                2 kiosks
Network

          Users: Kiosks

Urbanalien                50,000+            Feedback: Urbanalien Network
Network

Galaxy Run Rate:    *8,333 (6.3%)         Urbanalien                   3,295
(attendance):   131,250                   Network

                                          Urbanalien                   2,745
                                          Cineplex Network

Cineplex Run       *41,666 (5.8%)         Urbanalien Galaxy              549
Rate:                                     Network
(attendance):   709,558


    Survey: Total Respondents

Urbanalien                   5743         Distributions of Selections Made:
Network                                           Urbanalien Network

Urbanalien                   957*         Trailers                       55%
Cineplex Network

Urbanalien Galaxy           4785*         Coupons                     39.58%
Network

    Survey Sample Questions:
       Urbanalien Network

1. How often do you                            Age: Urbanalien Network
visit theaters?

       Once A Week?          62.9%        11 yrs - 16 yrs             37.80%
                            (3593)
       2-4 Times A Week?                  17 yrs - 25 yrs             25.30%

2. Promotions Affect                      11 yrs - 25 yrs             62.38%
Your Decision
                             51.24%
      Definitely            (2945)

          Trailer: Hits                     Useability: Urbanalien Network

Urbanalien Network         52,579         Very Easy                   33.04%

Urbanalien Cineplex        43,527         Easy                        23.51%
Network

Urbanalien Galaxy           8,956         Positive                    56.55%
Network

        Advertisers: Hits                     Genre: Urbanalien Network

Urbanalien Network         41,508         Female                      54.02%

Urbanalien Cineplex        36,118         Male                        45.84%
Network

Urbanalien Galaxy           5,390
Network

     Coupons: Total Pressed

Urbanalien Network         15,420

Urbanalien Cineplex        11,994
Network

Urbanalien Galaxy           3,426
Network